EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Steakhouse Partners, Inc, (the “Company”) on Form 10-Q for the period ending March 29, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, A. Stone Douglass, President, Secretary and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2005

/s/ A Stone Douglass
Name: A Stone Douglass
Title: President, Secretary and Director
(Serving as principal executive officer)